Pax World Funds Series Trust III

Supplement Dated September 18, 2020
to the Prospectus and Statement of Additional Information, each dated May 1, 2020

The Board of Trustees of Pax Ellevate Global Women’s Leadership Fund (“GWLF”), the only series of Pax World Funds Series Trust III (the “Trust”), including a majority of Trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, has approved a new advisory contract with Impax Asset Management LLC (“IAM”) with respect to GWLF (such contract, the “New Advisory Contract”), effective September 11, 2020. Prior to that date, Pax Ellevate Management LLC (“PEM”), a wholly-owned subsidiary of IAM, served as GWLF’s investment adviser. All of the portfolio managers and other personnel who provided services to GWLF immediately prior to September 11, 2020 as employees of PEM will continue to provide such services as employees of IAM beginning on that date. Except for the name of the investment adviser and dates, the terms of the New Advisory Contract are identical to those of GWLF’s advisory contract with PEM.

The change in GWLF’s investment adviser from PEM to IAM will not result in any changes to the investment process of, nature and quality of services and resources provided to, personnel responsible for, or fee structure of GWLF.

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PAX091820